The Simply Good Foods Company Completes Milestone
In Quest Nutrition Acquisition Integration
Overall Integration Timeline, Milestones and Synergy Realization on Track

Denver, CO, May 27, 2020 - The Simply Good Foods Company (Nasdaq: SMPL) (“Simply Good Foods,” or the “Company”), a developer, marketer and seller of branded nutritional foods and snacking products, today announced its future-state organization design in connection with the integration of its completed acquisition of Quest Nutrition, LLC (“Quest”).

The new organization design, which will become effective on August 31, 2020, will create an efficient and fully integrated organization that will continue to support and build two multi-category nutritional snacking brands in Atkins® and Quest®. The new organization design creates a deep and experienced omni-channel sales team, maintains the Company’s consumer-led brand marketing approach, results in a flexible and efficient supply chain, and delivers a corporate support platform built for scale and future M&A. Through this milestone, the Company also remains on target to achieve its annualized synergy goal of $20 million by the end of fiscal 2022 as announced in connection with the Quest acquisition.

In the new organization design, the Company’s corporate staff will remain the same, led by Joseph Scalzo, President and Chief Executive Officer, Todd Cunfer, Chief Financial Officer, and Timothy Kraft, Chief Legal Officer, and the Company is pleased to announce the following senior commercial leaders who will be assuming added responsibilities in the go-forward business:

•    Scott Parker, Chief Marketing Officer for Atkins;
•    Linda Zink, Chief Marketing Officer for Quest;
•    Jill Short Clark, Chief Customer Officer;
•    Jeremy Ivie, Senior Vice President of Research & Development and Regulatory (from Quest);
•    David Wallis, Senior Vice President of Operations; and
•    Tonya Wearner, Senior Vice President of eCommerce (from Quest).

"Since closing the Quest transaction, we have made tremendous progress integrating our two businesses. This integrated organization design is another important step forward in combining our highly complementary businesses to achieve our vision to be the leading company in nutritional snacking," said Joseph E. Scalzo, President and Chief Executive Officer of Simply Good Foods. "This new structure reflects the strengths of both Simply Good Foods and Quest. It preserves distinct brand-building teams dedicated to the unique characteristics of the brands, while simultaneously establishing the right foundation to leverage the scale of the combined organization in the areas of cross-selling, marketing and product innovation opportunities. It also provides improved efficiency in our supply chain and customer service functions and facilitates enhanced go-to-market strategies. We believe this structure will help us drive meaningful net sales and earnings growth into the future.

“The new senior commercial leadership team, along with the Company’s existing corporate leadership team, will build on our ability to deliver shareholder value through both revenue growth and run-rate cost synergies and seek to further accelerate our path to create a unique, diversified nutritional snacking portfolio, with increased consumer and channel diversification.”

In connection with the implementation of the new organizational design, Dave Ritterbush, President of Quest, will end his employment relationship with the Company on November 7, 2020, when his current employment term expires. Importantly, Dave will remain on the Board of Directors of Simply Good Foods, enabling the Company to continue to benefit from his continued strategic insights and other contributions. Mr. Ritterbush noted, “I am excited to continue to help oversee the Company’s next phase of growth as a member of the Board of Directors. In Atkins and Quest, Simply Good Foods has an exciting combination of consumer brands that position the Company well to build a one-of-a-kind nutritional snacking platform.”

Mr. Scalzo concluded, “I am extremely pleased with our overall progress regarding the integration of Quest. Dave has been a great partner to me in designing our fully integrated organization and I look forward to continuing to work with Dave on the Board. I also want to compliment our broader team members for their work running the business while planning for the integration, all while shifting to a remote work environment. This has truly been a team effort to achieve this milestone.”

About The Simply Good Foods Company

The Simply Good Foods Company (Nasdaq: SMPL), headquartered in Denver, Colorado, is a highly-focused food company with a product portfolio consisting primarily of nutrition bars, ready-to-drink shakes, sweet and salty snacks and confectionery products marketed under the Atkins®, Quest®, SimplyProtein® and Atkins Endulge® brand names. Simply Good Foods is poised to expand its wellness platform through innovation and organic growth along with investment opportunities in the snacking space and broader food category. Simply Good Foods aims to lead the nutritious snacking movement with trusted brands that offer a variety of convenient, innovative, great-tasting, better-for-you snacks and meal replacements. For more information, please http://www.thesimplygoodfoodscompany.com.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 outbreak, statements regarding the integration of Quest, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. These risks and uncertainties include, but are not limited to the effect of the COVID-19 outbreak on the Company's business, suppliers (including its contract manufacturing and logistics suppliers), customers, consumers and employees along with disruptions or inefficiencies in the supply chain resulting from any effects of the COVID-19 outbreak; achieving the anticipated benefits of the Quest acquisition; difficulties and delays in achieving the synergies and cost savings in connection with the Quest acquisition; changes in the business environment in which the Company operates including general financial, economic, capital market, regulatory and political conditions affecting the Company and the industry in which the Company operates; changes in consumer preferences and purchasing habits; the Company’s ability to maintain adequate product inventory levels to timely supply customer orders; changes in taxes, tariffs, duties, governmental laws and regulations; the availability of or competition for other brands, assets or other opportunities for investment by the Company or to expand the Company’s business; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company’s or Quest’s management team; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Investor Contact
Mark Pogharian
Vice President, Investor Relations, Treasury and Business Development
The Simply Good Foods Company
720-768-2681
mpogharian@simplygoodfoodsco.com

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